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UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
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UNITED STATES OF AMERICA

         V.                                              INFORMATION
                                                         -----------
BANKERS TRUST COMPANY,
                                                         99 Cr. __ (  )
                              Defendant.

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                           COUNTS ONE THROUGH THREE
                           ------------------------

                   (False Entries in Bank Books and Records)

                The Grand Jury charges:

                                 Introduction
                                 ------------

          1. At all times relevant to this Information, the defendant BANKERS TRUST COMPANY ("BANKERS TRUST") was a bank chartered under the laws of the State of New York. BANKERS TRUST was headquartered in New York, New York, and provided a full range of financial and fiduciary services to institutional and individual customers through offices located throughout the United States. As a state member bank, BANKERS TRUST was subject to periodic examinations by the Federal Reserve Board ("Federal Reserve") and required to file periodic reports of its banking activities and financial condition with the Federal Reserve. BANKERS TRUST was a wholly-owned subsidiary of Bankers Trust New York Corporation ("Bankers Trust Corp."), a publicly-held bank holding company incorporated in New York, New York.

          2.   At all times relevant to this Information, Client
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Processing Services, which was also sometimes known as Global Assets or Global
Institutional Services ("CPS") was one of the organizational units within the defendant BANKERS TRUST, through which BANKERS TRUST provided processing, fiduciary and trust services to institutional and individual clients. CPS employed approximately 4,500 people, which constituted approximately one-third of BANKERS TRUST's total personnel. CPS generated a substantial portion of Bankers Trust Corp.'s income; for example, in 1995, CPS generated more than one-third of Bankers Trust Corp.'s income.

          3. At all times relevant to this Information, CPS was headed by one of the defendant BANKERS TRUST's senior Managing Directors who was also a Partner (the "Partner") of BANKERS TRUST. The Partner reported directly, at various times, to the President, Vice-Chairman, and the Chairman of Bankers Trust Corp. Another Managing Director of BANKERS TRUST was the Controller of CPS (the "Managing Director"). The Managing Director reported directly to the Partner, and at times, indirectly to the Chief Financial Officer of Bankers Trust Corp.

          4. At all times relevant to this Information, the Federal Reserve was responsible for, among other things, maintaining the safety and soundness of banks located in the United States. Among its other responsibilities, the Federal Reserve conducted periodic examinations of the defendant BANKERS TRUST's accounts, records, and financial condition in order to

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evaluate BANKERS TRUST's safety and soundness.

          5. At all times relevant to this Information, by law and by rules and regulations of the Federal Reserve, the defendant BANKERS TRUST was required to maintain in safekeeping all customer funds and to maintain accurate books and records of all customer transactions. BANKERS TRUST was not entitled to convert customer funds to its own use and benefit.

          6. To ensure that the defendant BANKERS TRUST was complying with all rules and regulations of the Federal Reserve relating to, among others, banking and fiduciary services, examiners of the Federal Reserve periodically inspected BANKERS TRUST's books and records.

          7. At all times relevant to this Information, the New York State Banking Department was responsible for supervising banking institutions licensed by the State of New York. Among its other responsibilities, the New York State Banking Department conducted examinations of the accounts, records, and financial condition of state banks.

                                  Background
                                  ----------

                            Unclaimed Funds in CPS
                            ----------------------

          8. At all times relevant to this Information, the CPS area of the defendant BANKERS TRUST generated revenues by providing, among other things, custodial, trust and processing services for institutional and individual customers. CPS was subdivided into various business units, including: (i) the

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Corporate Trust and Agency Group ("CTAG"), which provided, among other things, paying agent and fiduciary services to issuers of securities; (ii) the Retirement Services Group ("RSG"), which provided, among other things, custodial, trust administration and asset management services to employee benefit and pension plans of corporations, governments and their agencies; and
(iii) Global Securities Services ("GSS"), which provided, among other things, custodial, processing and clearing services to purchasers and sellers of securities. The fees that CTAG, RSG and GSS earned from providing these services were a significant component of the overall income earned by BANKERS TRUST.

          9. From time to time, the custodial, trust and processing services performed in CPS generated certain credits and unclaimed customer funds ("unclaimed funds") as reflected on the defendant BANKERS TRUST's books and records. For example, in CTAG, BANKERS TRUST, as paying agent for issuers of securities, issued checks to securities holders that reflected distributions of dividends and interests earned on such securities. From time to time, securities holders did not cash these checks ("CTAG checks"). Similarly, in RSG, as administrator of various employee benefit and pension plans, BANKERS TRUST issued benefit checks on behalf of such plans to plan beneficiaries. From time to time, these benefit checks went uncashed ("RSG benefit checks"). Similarly, in GSS, BANKERS TRUST from time to time was overpaid for the clearing, settling and agent bank functions that

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it performed relating to securities transactions. The overpayments ("GSS credits") generated in connection with these securities transactions remained on BANKERS TRUST's books and records as credits. BANKERS TRUST was required to maintain such GSS credits in suspense or trust accounts until such time as their rightful ownership was determined.

          10. At all times relevant to this Information, as set forth in more detail in paragraphs 11 and 12 below, the defendant BANKERS TRUST was not permitted to convert such unclaimed funds -- including CTAG checks, RSG benefit checks and GSS credits -- to BANKERS TRUST's own use and benefit. This was so even where it appeared that certain customers might never come forward to claim their money.

                       BANKERS TRUST's Obligations Under
                         State Abandoned Property Laws
                       ---------------------------------

          11. At all times relevant to this Information, under New York State law, the defendant BANKERS TRUST was required under certain circumstances to escheat to New York State unclaimed funds, including funds comprising CTAG checks, RSG benefit checks and GSS credits. Specifically, where, after three years, (1) the rightful owner of unclaimed funds, including funds underlying CTAG checks, RSG benefit checks and GSS credits had not asserted a claim to such funds, and (2) the requirement of New York State jurisdiction over such unclaimed funds were met, BANKERS TRUST was obligated by New York law to escheat such unclaimed funds to New York as abandoned property.


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          12.  At all times relevant to this Information, where the requirements of New York State jurisdiction over unclaimed funds were not met, the defendant BANKERS TRUST was required by various states' laws and by its own stated policies to maintain such unclaimed funds on its books and records as liabilities. This requirement recognized the possibility of future claims to these funds either by customers or by another state or states that demonstrated their entitlement to such funds as abandoned property. BANKERS TRUST was obligated by law and by rules and regulations of the Federal Reserve and the New York State Banking Department to maintain in safekeeping all unclaimed funds and to maintain accurate books and records of unclaimed funds. Certain officers and employees of BANKERS TRUST, including the Partner and the Managing Director, received legal advice that unclaimed funds could not be converted, or taken into BANKERS TRUST's own income.

          13. To ensure that the defendant BANKERS TRUST was properly escheating unclaimed funds to the State of New York, auditors from the State Office of Unclaimed Funds periodically audited BANKERS TRUST's books and records relating to abandoned property.

                             The Pressure to Meet
                      Financial Targets in 1994 and 1995
                      ----------------------------------

          14. In 1994 and 1995, the defendant BANKERS TRUST's income declined significantly, due to a number of negative market developments. In order to compensate for this decline in income

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in 1994 and 1995 and also to reduce expenses, the management of BANKERS TRUST put significant pressure on all areas of its business, including CPS, to generate additional revenues and to lower expenses. In response to this pressure, the Partner and the Managing Director, in turn, put significant pressure on CPS officers and employees to meet revenue goals established by BANKERS TRUST for CPS for the years 1994 and 1995.

                           The Unlawful Diversion of
                   Unclaimed Funds to Meet Financial Targets
                   -----------------------------------------

          15. From in or about January 1994 through in or about March 1996, the defendant BANKERS TRUST, the Partner, the Managing Director and certain other officers and employees of BANKERS TRUST in CPS, participated in an unlawful scheme to convert unclaimed funds -- which belonged to customers and/or were escheatable in due course to various states other than New York -- for the purpose of meeting revenue and expense targets imposed by BANKERS TRUST. These officers and employees also sought to conceal their fraudulent enhancement of BANKERS TRUST's financial performance from the public, outside auditors and regulators by making false and deceptive entries in BANKERS TRUST's books and records.

           16. From in or about January 1994 to in or about September 1995, certain officers and employees of the defendant BANKERS TRUST, including the Partner and the Managing Director, transferred approximately $4.27 million in outstanding CTAG checks from liabilities accounts on BANKERS TRUST's books and

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records and transferred the funds to BANKERS TRUST's income and reserve accounts. These funds were used by these officers and employees to falsely enhance BANKERS TRUST's revenues and offset BANKERS TRUST's expenses.

          17. In or about May 1995, certain officers and employees of the defendant BANKERS TRUST, including the Partner and the Managing Director, transferred approximately $1.65 million in outstanding RSG benefit checks from liabilities accounts on BANKERS TRUST's books and records to BANKERS TRUST's reserve accounts. These funds were used by these officers and employees to falsely enhance BANKERS TRUST's revenues and offset BANKERS TRUST's expenses.

          18. From in or about January 1994 to in or about September 1995, certain officers and employees of the defendant BANKERS TRUST, including the Partner and the Managing Director, transferred approximately $11.92 million in GSS credits from trust or suspense accounts on BANKERS TRUST's books and records to BANKERS TRUST's income and reserve accounts. These funds were used by these officers and employees to falsely enhance BANKERS TRUST's revenues and offset BANKERS TRUST's expenses.

           19. From in or about May 1995 to in or about March 1996, certain officers and employees of the defendant BANKERS TRUST, including the Partner and the Managing Director, engaged in a search for additional unclaimed funds to be transferred from various liabilities, trust or suspense accounts on BANKERS

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TRUST's books and records to BANKERS TRUST's income and reserve accounts, to be used to falsely enhance BANKERS TRUST's revenues and to offset BANKERS TRUST's expenses.

          20. At all times relevant to this Information, the defendant BANKERS TRUST and certain of its officers and employees, including the Partner and the Managing Director: (i) falsely enhanced BANKERS TRUST's financial performance by applying converted unclaimed funds to BANKERS TRUST's income or expense accounts; and (ii) concealed the true source of the funds enhancing BANKERS TRUST's financial performance from the public, outside auditors and regulatory examiners by referring to these misappropriated unclaimed funds on the records supplied to outside auditors and regulatory examiners in misleading and false terms, such as "reserves," "reclassed" funds or "movement of funds."

                           Means and Methods of the
                     Unlawful Diversion Of Unclaimed Funds
                     -------------------------------------

          21. Among the means and methods used by the defendant BANKERS TRUST and certain of its officers and employees, including the Partner and the Managing Director, to implement the unlawful scheme to misappropriate unclaimed funds, were the following:

          a. Certain officers and employees of BANKERS TRUST, including the Partner and the Managing Director, devised a scheme to unlawfully divert unclaimed funds in various accounts, including customer accounts, and to use these funds for BANKERS

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TRUST's benefit.

          b. Certain officers and employees of BANKERS TRUST, including the Partner and the Managing Director, first identified unclaimed funds in various accounts, deeming these funds "opportunities," for falsely enhancing BANKERS TRUST's income.

          c. Once unclaimed funds were identified as "opportunities," certain officers and employees of BANKERS TRUST, including the Partner and the Managing Director, unlawfully extinguished the unclaimed funds from BANKERS TRUST's books and records as liabilities and transferred the funds to BANKERS TRUST's income or expense accounts. These income and expense accounts ordinarily were funded by BANKERS TRUST's own income.

          d. From time to time, certain officers and employees of BANKERS TRUST, including the Partner and the Managing Director, unlawfully extinguished the unclaimed funds from BANKERS TRUST's books and records as liabilities and transferred the funds to BANKERS TRUST's reserve accounts, where the funds became commingled with BANKERS TRUST's own funds.

          e. Once unclaimed funds were transferred to BANKERS TRUST'S reserve accounts, the reserve accounts were used as a "slush fund" by certain officers and employees of BANKERS TRUST, including the Partner and the Managing Director, to supplement income or to offset expenses as needed at the end of a financial reporting period, thereby falsely enhancing BANKERS

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TRUST's financial results for that period.

          f. In order to conceal the fraudulent enhancement of BANKERS TRUST's financial performance through the unlawful conversion of unclaimed funds from the public, outside auditors and regulatory examiners, certain officers and employees of BANKERS TRUST, including the Partner and the Managing Director, made or caused to be made certain false and misleading entries in BANKERS TRUST's books and records, including: (i) the labeling of transfers of unclaimed funds from liabilities, trust or suspense accounts to BANKERS TRUST's income, expense and reserve accounts as "movement of funds" and "reclass" of funds; and
(ii) the labeling of unclaimed funds unlawfully transferred to BANKERS TRUST's reserve accounts generally as "reserve" funds, rather than as outstanding liabilities.

                             The Statutory Charge
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          22.   On or about the dates set forth below, in the Southern District of New York and elsewhere, the defendant BANKERS TRUST, a state member bank, unlawfully, wilfully and knowingly did make, and cause to be made, the corresponding false entries set forth below in the books, reports, and statements of BANKERS TRUST with the intent to injure and defraud its customers and bodies politic, and to deceive the Board of Governors of the Federal Reserve System and its agents and examiners appointed to examine the affairs of BANKERS
TRUST:

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


COUNT                        APPROX. DATE                 FRAUDULENT ENTRY
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

ONE                          June 30, 1994                Automated Journal Ticket
                                                          reflecting the cancellation of
                                                          approximately $2.4 million in
                                                          outstanding CTAG checks as
                                                          "movement of funds."

TWO                          May 24, 1995                 Journal Ticket identifying the
                                                          cancellation and movement to a
                                                          BANKERS TRUST reserve account of
                                                          $946,610.48 in outstanding RSG checks
                                                          as "OCS Reclass."

THREE                        February 9, 1996             Reserve account schedule
                                                          reflecting $3.9 million
                                                          in GSS credits as "beginning reserve
                                                          balance."

(Title 18, United States Code, Sections 1005 and 2.)



                                                       /s/ Mary Jo White
                                                       ----------------------
                                                       MARY JO WHITE
                                                       United States Attorney



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